UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 19, 2008

KILROY REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12675	95-4598246
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12200 West Olympic Boulevard, Suite 200 Los Angeles, California	90064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 19, 2008, Kilroy Realty Corporation (the “Company”) filed a prospectus supplement to the prospectus contained in its registration statement on Form S-3 (File No. 333-153584) filed with the Securities and Exchange Commission on September 19, 2008. The prospectus supplement was filed in connection with the Company’s Dividend Reinvestment and Direct Purchase Plan under which it is offering and selling up to 978,390 shares of the Company’s common stock.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its Maryland counsel, Ballard Spahr Andrews & Ingersoll, LLP, regarding the validity of the securities being registered. Additionally, in connection with the filing of the prospectus supplement, the Company is filing as Exhibit 8.1 hereto an opinion of its counsel, Latham & Watkins LLP, with respect to tax matters.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Dividend Reinvestment and Direct Purchase Plan (1)
5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP
8.1	Opinion of Latham & Watkins LLP

(1)	Previously filed as Exhibit 4.7 to the Registration Statement on Form S-3/A filed on September 30, 1999 (No. 333-74155).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation

By:	/s/ Heidi Roth
Senior Vice President and Controller

December 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Dividend Reinvestment and Direct Purchase Plan (1)
5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP
8.1	Opinion of Latham & Watkins LLP

(1)	Previously filed as Exhibit 4.7 to the Registration Statement on Form S-3/A filed on September 30, 1999 (No. 333-74155).